October 1, 2022

Filed Pursuant to Rule 497(e)

1933 Act File No. 333-205411

1940 Act File No. 811-23063

HORIZON FUNDS

Horizon Active Asset Allocation Fund

Horizon Active Risk Assist® Fund

Horizon Active Income Fund

Horizon Active Dividend Fund

Horizon Defined Risk Fund

Horizon U.S. Defensive Equity Fund

Horizon ESG & Defensive Core Fund

(collectively, the "Funds")

Supplement

to the Prospectuses of the Funds dated October 1, 2022

This supplement makes the following amendment to disclosures in the Funds' Prospectuses, effective immediately:

The disclosure under the "Additional Information About the Funds' Principal Investment Strategies" is hereby replaced with the following:

ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES

Investment Objective: Each of the Allocation Fund, the Risk Assist Fund, the Income Fund, Active Dividend Fund, the Defined Risk Fund, the Defensive Fund, and the ESG Defensive Fund (each, a "Fund") may change its investment objective without shareholder approval upon not less than 60 days' written notice to shareholders. Additionally, the 80% investment limitation for each of the Active Dividend Fund, the Defensive Fund and the ESG Defensive Fund is non-fundamental and may be changed without shareholder approval upon 60 days' written notice to shareholders.

Additional Information Regarding the Global Asset Allocation Strategies of the Allocation Fund, Risk Assist Fund and Income Fund:

Fund-of-Funds

Horizon may execute each such Fund's investment strategy by investing primarily in ETFs, which is commonly referred to as a "fund-of-funds" investment style. ETFs are registered investment companies that are generally index-based or actively managed. An index-based ETF typically seeks to track the performance of a particular market index. These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. An actively managed ETF seeks to achieve its investment objective through active management in accordance with an investment strategy, similar to other non-index-based investment companies. An ETF is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. The trading price of an ETF fluctuates in accordance with changes in market supply and demand.

Selection of ETFs

Horizon selects specific ETFs for investment, in part, on their investment goals and strategies, their investment adviser and portfolio manager, and on the analysis of their past performance (absolute, relative and risk-adjusted). Horizon also considers other factors in the selection of ETFs, such as fund size, liquidity, expense ratio, reputation of sponsor, reputation and tenure of portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings. Some ETFs in which a Fund may invest may not share the same investment goal or investment limitations as the Fund.

Allocation of Fund Assets Among Market Segments

Horizon's investment philosophy is that markets are dynamic, and that changing market conditions can provide opportunities for experienced and disciplined managers to create value for their clients. Horizon believes that its portfolio construction is based on modern optimization and risk mitigation tools and is focused on balancing the tradeoff between expected risk and return. Risk is controlled through position, portfolio and market level metrics. Each Fund's portfolio is periodically tested through both historical as well as simulated market environments to evaluate factors relevant to that Fund, such as potential periods of volatility and downside risk. When allocating assets, Horizon selects investments without restriction as to the issuer country, capitalization, currency, maturity or credit quality of the securities or the securities held by the ETF.

* * * * *

Please retain this supplement for your reference.